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                            MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus

     The  description of portfolio  managers under the  "Management of the Fund"
section is hereby restated as follows:

     David M. Calabro, Lisa B. Nurme, Kenneth J. Enright and David S. Kennedy, each a Senior Vice President of the Adviser, and - Constantinos G. Mokas, a Vice President of the Adviser, are the fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the equity portion of the portfolio. Mr. Calabro has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the Adviser since 1992. Mr. Mokas, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1998, and has been employed in the investment management area of the Adviser since 1990. Ms. Nurme, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the Adviser since 1987. Mr. Enright, also a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the Adviser since 1986. Mr. Kennedy, a manager of the fixed income portion of the fund, has been employed in the investment management area of the adviser since June 28, 2000. Mr. Kennedy is a portfolio manager of the fund effective September 1, 2000. Prior to joining MFS, Mr. Kennedy had been a fixed income portfolio manager and research analyst with Harbor Capital Management Company.


                The date of this Supplement is September 1, 2000.